AMERICAN PENSION INVESTORS TRUST
                   API EFFICIENT FRONTIER CAPITAL INCOME FUND

                          SUPPLEMENT DATED MAY 5, 2005
                    TO CLASS D PROSPECTUS DATED JULY 1, 2004


INVESTMENT OBJECTIVES AND STRATEGIES


      API EFFICIENT FRONTIER CAPITAL INCOME FUND (THE "CAPITAL INCOME FUND") - PRINCIPAL INVESTMENT STRATEGIES

      The first sentence of the first paragraph under "INVESTMENT OBJECTIVES AND STRATEGIES -- API Efficient Frontier Capital Income Fund (the "Capital Income Fund") - Principal Investment Strategies" on page 3 is replaced with the following sentence:

      The Capital Income Fund seeks to achieve its investment objective by investing primarily in (1) shares of investment companies, including open-end and closed-end investment companies and unit investment trusts (the "underlying funds") that seek to achieve an objective of high current income or total return by investing in income-producing equity securities, including dividend-paying common stocks and convertible securities, long- or short-term bonds and other fixed-income securities (such as U.S. Government securities, commercial paper and preferred stocks); and (2) Standard & Poor's Depositary Receipts(TM), iShares MSCI funds(TM) and similar securities (the "index securities") that represent interests in a portfolio of common stocks designed to track the performance of a broad-based securities index.

      ADDITIONAL INFORMATION - UNDERLYING FUNDS:

      The paragraph under "Additional Information - Underlying Funds:" on page 4 is replaced in its entirety with the following:

      The Fund may invest in shares of the same underlying fund as other API Trust Funds affiliated with the Fund; however, the Fund and its affiliates together may not hold more than 3% of an investment company's total outstanding voting shares.

FEES AND EXPENSES

      The following text replaces footnote (4) under "FEES AND EXPENSES" on page 7.

      (4) "Total Annual Fund Operating Expenses" are based on operating expenses incurred by a Fund for the fiscal year ended May 31, 2004, adjusted to reflect current fees. In order to minimize the Funds' own expenses, the Funds or the Funds' investment adviser seek to enter into agreements with underlying funds or

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service  providers of underlying  funds that will result in the underlying funds or their service providers effectively bearing a portion of the Funds' own expenses. There can be no assurance that this will materially reduce any Funds' expenses. The Funds' shareholders are also subject indirectly to the expenses of the underlying funds.


               SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.